Exhibit 10.1

CONSENT AGREEMENT

This Consent Agreement (this “Agreement”), dated as of December 11, 2024, is entered into among SmartKem, Inc., a Delaware corporation (the “Company”), and the Holders identified on the signature pages hereto (including their respective successors and assigns, the “Consenting Holders”).

WHEREAS, as of the date hereof, the Company has issued and outstanding 856 shares of Series A-1 Convertible Preferred Stock, Stated Value $10,000 per share (the “Series A-1 Preferred Stock”), the preferences, rights and limitations of which are set forth in an Amended and Restated Series A-1 Certificate of Designation, dated January 29, 2024 (the “CoD”) (capitalized terms used herein have the respective meanings ascribed thereto in the CoD unless otherwise defined herein);

WHEREAS, Section 4 of the CoD provides that the powers, preferences or rights given to the Series A-1 Preferred Stock may not be altered or changed without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series A-1 Preferred Stock which must include AIGH Investment Partners LP and its Affiliates (“AIGH”) for so long as AIGH is holding at least $1,500,000 in aggregate Stated Value of Series A-1 Preferred Stock acquired pursuant to the Purchase Agreement;

WHEREAS, the Consenting Holders hold at least a majority of the outstanding shares of Series A-1 Preferred Stock and include AIGH; and

WHEREAS, the Company and the Consenting Holders desire to amend the CoD.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants, and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Consenting Holder hereby agree as follows:

1.                   Amendment to Certificate of Designation. The Consenting Holders hereby irrevocably consent to the Amendment to the Amended and Restated Series A-1 Certificate of Designation in the form annexed hereto as Exhibit A (the “Amendment”).

2.                   Notice to Other Holders; Public Disclosure. Within one (1) Trading Day after the filing of the Amendment with the Secretary of State of the State of Delaware, the Company shall provide written notice of the Amendment to the Holders who are not Consenting Holders. Within four (4) business days after the date hereof, the Company shall file a Current Report on Form 8-K with the Securities and Exchange Commission, disclosing the Amendment and this Agreement, each of which shall be an exhibit to such filing.

3.                   Counterparts/Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

4.                   Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior support or other agreements between the Holder and the Company with respect to the subject matter hereof.

5.                   Governing Law. This Agreement and the performance under this Agreement, and all suits and special proceedings under this Agreement, shall be governed by the choice of law/forum selection in the Purchase Agreement.

6.                   Severability. In the event that any of the provisions of this Agreement are held to be invalid or unenforceable in whole or in part, all other provisions will nevertheless continue to be valid and enforceable with the invalid or unenforceable parts severed from the remainder of this Agreement.

 (Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Consent Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SMARTKEM, INC.

By:	/s/ Barbra Keck
Name: Barbra Keck
Title: Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOR CONSENTING HOLDER FOLLOWS]

[CONSENTING HOLDER SIGNATURE PAGES TO SMARTKEM, INC.

CONSENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Consent Agreement to be duly executed by its authorized signatory of the date first indicated above.

Name of Consenting Holder: AIGH Investment Partners, LP

Signature of Authorized Signatory of Consent Holder: /s/ Orin Hirschman

Name of Authorized Signatory: Orin Hirschman

Title of Authorized Signatory: Manager, AIGH Capital Management, LLC

[CONSENTING HOLDER SIGNATURE PAGES TO SMARTKEM, INC.

CONSENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Consent Agreement to be duly executed by its authorized signatory of the date first indicated above.

Name of Consenting Holder: WVP Emerging Manager Onshore Fund, LLC – AIGH Series

Signature of Authorized Signatory of Consent Holder: /s/ Orin Hirschman

Name of Authorized Signatory: Orin Hirschman

Title of Authorized Signatory: Manager, AIGH Capital Management, LLC

[CONSENTING HOLDER SIGNATURE PAGES TO SMARTKEM, INC.

CONSENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Consent Agreement to be duly executed by its authorized signatory of the date first indicated above.

Name of Consenting Holder: WVP Emerging Manager Onshore Fund, LLC – Optimized Equity Series

Signature of Authorized Signatory of Consent Holder: /s/ Orin Hirschman

Name of Authorized Signatory: Orin Hirschman

Title of Authorized Signatory: Manager, AIGH Capital Management, LLC

[CONSENTING HOLDER SIGNATURE PAGES TO SMARTKEM, INC.

CONSENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Consent Agreement to be duly executed by its authorized signatory of the date first indicated above.

Name of Consenting Holder: AIGH Investment Partners, LLC

Signature of Authorized Signatory of Consent Holder: /s/ Orin Hirschman

Name of Authorized Signatory: Orin Hirschman

Title of Authorized Signatory: Manager

Exhibit A

Form of Amendment